Exhibit 10.14

CLINICAL COLLABORATION AGREEMENT

This CLINICAL COLLABORATION AGREEMENT (this “Agreement”) is entered into as of June 23, 2023 (the “Effective Date”), by and between ArriVent BioPharma Inc., having an address at 18 Campus Blvd., Suite 100, Newtown Square, PA 19073-3269 (“ArriVent”), and Beijing InnoCare Pharma Tech Co., Ltd., having an address at Building 8, No. 8 Life Science Park Road, ZGC Life Science Park, Changping District, Beijing, China 102206 (“InnoCare”). ArriVent and InnoCare are each referred to herein individually as “Party” and collectively as “Parties”.

RECITALS

A.            InnoCare is developing the InnoCare Compound.

B.            ArriVent is developing the ArriVent Compound.

C.            ArriVent and InnoCare, consistent with the terms of this Agreement, desire to collaborate as more fully described herein, including ArriVent providing the ArriVent Compound to InnoCare for use in the Clinical Study, and InnoCare agreeing to sponsor the Clinical Study.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants and conditions, the Parties, intending to be legally bound, mutually agree as follows:

1	Definitions.

For all purposes of this Agreement, the capitalized terms defined in this Article 1 and throughout this Agreement shall have the meanings herein specified.

1.1            “Affiliate” means, with respect to either Party, a person, firm, corporation, partnership or other entity that, now or hereafter, directly or indirectly owns or controls said Party, is owned or controlled by said Party, or is under common ownership or control with said Party, for so long as such control exists. The word “control,” as used in this definition, means (a) the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting securities of a legal entity or (b) possession, directly or indirectly, of the power to direct the management or policies of a legal entity, whether through the ownership of voting securities, contract rights, voting rights, corporate governance or otherwise.

1.2            “Alliance Manager” has the meaning set forth in Section 3.9.

1.3            “Allist” means Shanghai Allist Pharmaceuticals Co., Ltd.

1.4            “Applicable Law” or “Applicable Laws” means all federal, state, local, national and regional statutes, laws, rules, regulations and directives applicable to a particular activity hereunder, including performance of clinical trials, medical treatment and the processing and protection of personal and medical data, that may be in effect from time to time, including those promulgated by the NMPA or any agency or authority performing some or all of the functions of the NMPA in any applicable jurisdiction outside People’s Republic of China (each a “Regulatory Authority” and collectively, “Regulatory Authorities”), and including GMP and GCP (each as defined below); all data protection requirements; export control and economic sanctions regulations; anti-bribery and anti-corruption laws pertaining to interactions with government agents, officials and representatives; laws and regulations governing payments to healthcare providers; and any successor or replacement statutes, laws, rules, regulations and directives relating to the foregoing.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.5            “ArriVent Compound” means Furmonertinib, [***].

1.6            “ArriVent Inventions” has the meaning set forth in Section 9.2.

1.7            “Background IP” means, with respect to a Party, any Intellectual Property: (a) Controlled by such Party and its Affiliates prior to the Effective Date; or (b) acquired, conceived, discovered, generated, made or reduced to practice by or on behalf of such Party separate and apart from performance under this Agreement.

1.8            “Business Day” means any day other than a Saturday, Sunday or bank or other public holiday in Beijing, People’s Republic of China or San Francisco, California, U.S.

1.9            “Claim” has the meaning set forth in Section 14.1.1.

1.10            “Clinical Quality Agreement” has the meaning set forth in Section 8.3.

1.11            “Clinical Study” means the Phase 1/2 clinical trial of the Combination, entitled “A Non-Randomized, Open-Label, Multicenter, Phase I Study to Evaluate the Safety, Tolerability, Pharmacokinetic Characteristics, and Efficacy of ICP-189 as Monotherapy or Combination Therapy in Patients with Advanced Solid Tumors”, conducted in mainland China and designed to evaluate the safety and efficacy of the Combination in accordance with the Protocol.

1.12            “Clinical Study Budget” has the meaning set forth in Section 6.

1.13            “Clinical Study Costs” has the meaning set forth in Section 6.

1.14            “Clinical Study Report” has the meaning set forth in Section 3.8.1.

1.15            “Clinical Study Results” means all data and results generated in the performance of the Clinical Study.

1.16            “Collaboration” means the Parties’ collaboration pursuant to this Agreement to explore the potential of developing the InnoCare Compound and ArriVent Compound in combination. For clarity, the Collaboration includes the Clinical Study.

1.17            “Collaboration Inventions” has the meaning set forth in Section 9.2.

1.18            “Collaboration Report” has the meaning set forth in Section 3.6.

1.19            “Combination” means the use of the InnoCare Compound and the ArriVent Compound in combination, including pursuant to concomitant or sequential administration.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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1.20            “Confidential Information” means any know-how, information or materials which one Party or any of its Affiliates or contractors (“Disclosing Party”) provides or otherwise makes available to the other Party or any of its Affiliates or contractors (“Receiving Party”) hereunder, whether made available orally, in writing, or in electronic form.

1.21            “Control” or “Controlled” means, with respect to particular information or Intellectual Property, that the applicable Party owns or has a license to such information or Intellectual Property and has the ability to grant a right, license or sublicense to the other Party as provided for herein without violating the terms of any agreement or other arrangement with any Third Party or resulting in any payment obligations on such Party.

1.22            “Defending Party” has the meaning set forth in Section 14.2.

1.23            “Disclosing Party” has the meaning set forth in the definition of Confidential Information.

1.24            “Executive Officer” means Chief Executive Officers (or their designees with appropriate decision-making authority) of InnoCare and ArriVent.

1.25            “Force Majeure” has the meaning set forth in Section 16.2.

1.26            “FTE” means equivalent of a full-time individual’s work time for a [***] month period, based on an expected [***] hours per year.

1.27            “FTE Costs” means the FTE Rate multiplied by the applicable number of FTEs of a Party performing the relevant activities during such period.

1.28            “FTE Rate” means (a) $[***] per FTE for InnoCare personnel, and (b) $[***] per FTE for ArriVent personnel.

1.29            “GCP” means the applicable then-current ethical and scientific quality standards for designing, conducting, recording, and reporting clinical trials as are required by applicable Regulatory Authorities or Applicable Law in the People’s Republic of China, including Good Clinical Practices established through the NMPA.

1.30            “GMP” means all applicable then-current good manufacturing practice standards relating to fine chemicals, intermediates, bulk products, or finished pharmaceutical or biological products, as are required by applicable Regulatory Authorities or Applicable Law in the People’s Republic of China, including all applicable requirements detailed in the NMPA’s Good Manufacturing Practice for Drugs.

1.31            “IND” means any clinical trial application filed or to be filed with the NMPA for authorization to commence the Clinical Study.

1.32            “InnoCare Compound” means ICP-189, an SHP2 inhibitor.

1.33            “InnoCare Inventions” has the meaning set forth in Section 9.2.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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1.34            “Intellectual Property” means all Patent Rights, rights to Know-How, copyrights, design rights, trademarks, and all other intellectual property rights (whether registered or unregistered) and all registrations, applications and rights to apply for any of the foregoing, anywhere in the world however denominated.

1.35            “Inventions” means all inventions and discoveries, whether or not patentable, that are made, conceived, or reduced to practice by or on behalf of a Party, or by or on behalf of the Parties together, in the performance of the Collaboration. For clarity, the Inventions shall exclude any and all Background IP.

1.36            “NMPA” means the National Medical Products Administration of the People’s Republic of China, and local counterparts thereto, and any successor agency or authority thereto, having substantially the same function.

1.37            “Other Party” has the meaning set forth in Section 14.2.

1.38            “Party” has the meaning set forth in the preamble.

1.39            “Patent Rights” means any and all [***].

1.40            “Permitted Overage” has the meaning set forth in Section 6.4.1.

1.41            “Person” means any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or governmental entity.

1.42            “Protocol” means the protocol for the Clinical Study, as further defined in, and as may be amended pursuant to, Section 4.1.

1.43            “Receiving Party” has the meaning set forth in the definition of Confidential Information.

1.44            “Regulatory Approvals” means any and all permissions (other than the manufacturing approvals for the ArriVent Compound) required to be obtained from Regulatory Authorities for the conduct of the Clinical Study.

1.45            “Regulatory Authorities” has the meaning set forth in the definition of Applicable Law.

1.46            “Related Agreements” means the Pharmacovigilance Agreement and the Clinical Quality Agreement.

1.47            “SDEA” has the meaning set forth in Section 5.1.

1.48            “SEC” has the meaning set forth in Section 11.5.

1.49            “Securities Regulators” has the meaning set forth in Section 11.5.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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1.50            “Specifications” means, with respect to the ArriVent Compound or InnoCare Compound, as applicable, the set of requirements with respect to the structure, strength, dose, dosage form and manufacture thereof as set forth in the label therefor or the Clinical Quality Agreement.

1.51            “Study Completion” means [***], as applicable.

1.52            “Subcontractors” means any and all Third Parties to whom a Party delegates any of its obligations hereunder.

1.53            “Synopsis” has the meaning set forth in Section 4.1.

1.54            “Term” has the meaning set forth in Section 15.1.

1.55            “Third Party” means any Person or entity other than InnoCare, ArriVent or their respective Affiliates.

1.56            Interpretation. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the word “or” is used in the inclusive sense (and/or). Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein shall be deemed to be followed by the phrase “without limitation” or like expression. The term “will” as used herein means shall. References to “Article,” “Section,” “Appendix” or “Schedule” are references to the numbered sections of this Agreement and the appendices or schedules attached to this Agreement, unless expressly stated otherwise.

2	Scope of the Agreement.

2.1            Generally. Each Party shall: (a) contribute to the Clinical Study such resources as are reasonably necessary to fulfill its obligations set forth in this Agreement; and (b) act in good faith in performing its obligations under this Agreement and each Related Agreement to which it is a Party. The Clinical Study shall be conducted solely in the People’s Republic of China (“PRC”) (not including Hong Kong, Macau or Taiwan, for the purposes of this Agreement).

2.2            Study Sponsorship. InnoCare shall have the right to use the ArriVent Compound supplied hereunder solely for the Clinical Study and shall be the regulatory sponsor for the Clinical Study in PRC. InnoCare shall ensure that the Study is performed in accordance with this Agreement, the Protocol and Applicable Law.

2.3            Delegation of Obligations. Each Party may subcontract the performance of its activities hereunder to its Affiliates or Third Party contractors in the ordinary course of business without prior written notice to the other Party. Each Party shall [***] under this Agreement. Each Party shall ensure that [***] in accordance with the terms of this Agreement and Applicable Law.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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2.4            Relationship; Non-Exclusivity. Except as expressly set forth in this Agreement, nothing in this Agreement shall: (a) prohibit (i) ArriVent (or Allist) from performing clinical or preclinical studies of the ArriVent Compound in any therapeutic area, either individually or in combination with any other product, (ii) InnoCare from performing clinical or preclinical studies of the InnoCare Compound in any therapeutic area, either individually or in combination with any other product, or (iii) either Party from performing clinical or preclinical studies with any other product; or (b) create an exclusive relationship between the Parties with respect to the ArriVent Compound, the InnoCare Compound or any other product. Each Party acknowledges and agrees that nothing in this Agreement shall be construed as a representation or inference that either Party shall not develop for itself, or enter into business relationships with other Third Parties regarding, any products, programs, studies (including combination studies), technologies or processes that are similar to or that may compete with the Combination, the ArriVent Compound (with respect to InnoCare), the InnoCare Compound (with respect to ArriVent) or any other product, program, technology or process, provided that neither Party shall use or disclose Clinical Study Results, Confidential Information of the other Party, or Collaboration Inventions in a manner that is prohibited under this Agreement. In addition, neither Party would be under any obligation to participate in, or otherwise support, any other future activities or arrangements involving the Combination, including without limitation, any manufacturing, regulatory, or commercialization activities involving the Combination. If the Parties were to decide to jointly conduct any such future activity involving the Combination, the Parties shall do so pursuant to a separate agreement, to be negotiated in good faith by the Parties at a later time, upon request by either Party.

3	Conduct of the Study.

3.1            Sponsor Regulatory Filings. InnoCare shall have the sole right and responsibility to conduct the Clinical Study and to communicate with Regulatory Authorities with respect thereto. Prior to initiating the Clinical Study, InnoCare shall be responsible for preparing and submitting all regulatory filings for the Clinical Study, which shall include the Protocol and the IND for the Combination and shall obtain all Regulatory Approvals from all Regulatory Authorities, ethics committees and/or institutional review boards that have jurisdiction over the Clinical Study and which are necessary to conduct the Clinical Study. Prior to IND submission, InnoCare shall provide the Protocol in English to allow ArriVent to review, comment and approve. Upon ArriVent’s request, InnoCare shall provide a copy of regulatory filings (including the IND) in Chinese language that are filed with and accepted by NMPA. ArriVent shall reasonably cooperate with InnoCare in submitting regulatory filings and obtaining Regulatory Approvals as set forth in this Agreement, or as otherwise reasonably requested by InnoCare with respect to the Clinical Study.

3.2            Regulatory Meetings and Other Regulatory Matters. To the extent legally permissible, ArriVent shall have the right (but not the obligation) to attend InnoCare’s meetings with a Regulatory Authority regarding the Clinical Study. InnoCare shall timely notify ArriVent of any scheduled meeting with a Regulatory Authority to the extent such meeting may include a material discussion of ArriVent Compound. InnoCare will also provide copies of all communications with any Regulatory Authority regarding the Clinical Study and provide ArriVent with an English summary of any such material communications. Upon ArriVent’s request, and to the extent practicable in light of required response times, InnoCare will also provide ArriVent with an English translation of a specified communication and a draft of InnoCare’s response to any such correspondence from Regulatory Authorities in English. For clarity, the costs for translating any documents or information to English as required by this Agreements shall be part of Clinical Study Costs. Upon InnoCare’s request, ArriVent shall timely collaborate with InnoCare in responding to questions posed by Regulatory Authorities relating to the design and conduct of the Clinical Study.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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3.3            Documentation. InnoCare shall maintain all reports and documentation related to the Clinical Study in good scientific manner and in compliance with Applicable Law. InnoCare shall provide all information and documentation reasonably requested by ArriVent related to the Clinical Study and the ArriVent Compound.

3.4            Debarred Personnel. Notwithstanding anything to the contrary contained herein, neither Party shall employ or subcontract with any Person that is excluded, debarred, suspended, proposed for suspension or debarment by any Regulatory Authority for the performance of the Clinical Study, manufacture of ArriVent Compound or the InnoCare Compound, as applicable, or any other activities under this Agreement or the Related Agreements. Each Party hereby certifies that it has not employed or otherwise used in any capacity and shall not employ or otherwise use in any capacity, the services of any Person suspended, proposed for debarment, or debarred by any Regulatory Authority in performing any portion of the Clinical Study, manufacture of ArriVent Compound or the InnoCare Compound, as applicable, or other activities under this Agreement or the Related Agreements. Each Party shall notify the other Party in writing immediately if any such suspension, proposed debarment, or debarment occurs or comes to its attention, and shall, with respect to any Person so suspended, proposed for debarment, or debarred, promptly remove such Person from performing in any capacity related to the Clinical Study, manufacture of ArriVent Compound or the InnoCare Compound, as applicable, or otherwise related to activities under this Agreement or the Related Agreements.

3.5            Updates and Results Provided to ArriVent. During the conduct of the Clinical Study, InnoCare shall provide to ArriVent (a) [***] (or at such other cadence as agreed by the Parties) updates in writing with respect to the progress of the Clinical Study and ad hoc meeting if deemed necessary by both parties, (b) joint internal Safety Monitoring Committee (“SMC”) review meeting for each dose cohort on a regular basis, normally once upon the completion of Dose Limiting Toxicity (“DLT”) evaluation for each dose cohort, and (c) the Clinical Study Results in the form of tables, listings and graphs, on an ongoing basis as such Clinical Study Results become available. The Parties shall discuss the Clinical Study Results, as they are provided to ArriVent pursuant to such updates and results, if requested by either Party within [***] after provision of the applicable update or results. The Clinical Study Results shall be provided to ArriVent in English.

3.6            Final Reports. Upon Study Completion, InnoCare shall lead the analysis of the Clinical Study Results and shall keep ArriVent fully informed of such analysis. ArriVent will cooperate with InnoCare in connection with such analysis. Within [***] after Study Completion, InnoCare shall provide ArriVent with: (i) an electronic draft of the final study report (“Clinical Study Report”) for the Clinical Study and (ii) the final version of the Clinical Study Report, and the Clinical Study Results in the form of tables, listings and graphs (the Clinical Study Report and such tables, listing and graphs are, collectively, the “Collaboration Report”), via electronic transfer. ArriVent shall provide comments, if any, to the Clinical Study Report within [***] of its receipt, which comments InnoCare shall consider in good faith. The Collaboration Report shall be provided to ArriVent in English.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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3.7            Raw Data. InnoCare shall provide any raw data generated from the Clinical Study, except as provided for in Section 6.4.2, if requested by ArriVent; provided that (a) InnoCare shall use commercially reasonable efforts to obtain permission under Applicable Laws for such transfer of raw data and is not obligated to provide such raw data until such permission is obtained, (b) if requested by ArriVent or required by Applicable Law, InnoCare shall remove any personally identifiable data from such raw data, and (c) if such personally identifiable data is not removed from the raw data, such raw data shall be disclosed to ArriVent only pursuant to procedures established to comply with Applicable Laws pertaining to data protection and privacy and any applicable informed consents pursuant to which such data was collected. Both Parties understand and agree that all data sharing and use shall comply with all Applicable Laws, including but not limited to PRC laws and regulations regarding data transfer, as promulgated and updated from time to time, by the Human Genetics Resources Administration and the Cyberspace Administration of China. ArriVent will cooperate with InnoCare, including by providing any required information, as necessary for InnoCare to apply for and obtain permission to provide raw data to ArriVent under Applicable Law.

3.8            Ownership and Use of Data and Reports. All Clinical Study Results (including raw data) shall be jointly owned by InnoCare and ArriVent, except as provided for in Section 6.4.2. ArriVent shall not, without InnoCare’s prior written consent, use the Clinical Study Results for purposes of developing, except for the purpose of conducting the Clinical Study as permitted under the Agreement, or commercializing the InnoCare Compound alone or in combination with the ArriVent Compound. InnoCare shall not, without ArriVent’s prior written consent, use the Clinical Study Results for purposes of developing, except for the purpose of conducting the Clinical Study as permitted under the Agreement, or commercializing the ArriVent Compound alone or in combination with the InnoCare Compound.

3.8.2            The Clinical Study Results shall be the Parties’ joint Confidential Information and shall be subject to Section 11, provided that either Party may disclose the Clinical Study Results to existing or potential acquirers, merger partners, collaborators, (sub)contractors, licensees, sublicensees, and sources of financing or to professional advisors (e.g., attorneys, accountants and prospective investment bankers) involved in such activities, only if they are under obligations of confidentiality and non-use at least as stringent as those set forth in Section 11 or customary for the type of disclosure. For clarity, ArriVent shall have the right to disclose the Clinical Study Results to Allist.

3.9            Alliance Managers. Promptly after the Effective Date, each Party shall appoint a person who shall serve as the point of contact and oversee communications between the Parties for all matters related to this Agreement, and shall have such other responsibilities as the Parties may agree in writing (each, an “Alliance Manager”). Each Alliance Manager shall be permitted to attend meetings between the Parties under this Agreement. Each Party may replace its Alliance Manager at any time by notice in writing to the other Party. Each Party shall bear the costs of its Alliance Manager.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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4	Protocols and Informed Consent; Certain Covenants.

4.1            Protocols. As between the Parties, InnoCare shall solely own the Protocol. A synopsis of the protocol for the Clinical Study (the “Synopsis”) is attached hereto as Schedule 4.1. The Parties shall amend Schedule 4.1 to replace such synopsis with the full protocol for the Clinical Study (such protocol attached as Schedule 4.1, the “Protocol”) once it is finalized by InnoCare. The Protocol shall be based on the Synopsis. ArriVent shall have the right to review, comment upon, and approve, the Protocol, including patient enrollment criteria and dosing regimen, for the Clinical Study. Thereafter, InnoCare shall (a) provide any proposed amendments to the Protocol to ArriVent for ArriVent’s review and comment, (b) consider in good faith any comments to the amended-Protocol proposed by ArriVent, and (c) obtain ArriVent’s consent for any amendments to the Protocol.

4.2            Informed Consent. In compliance with Applicable Law of PRC, InnoCare shall prepare the patient informed consent form for the Clinical Study, in consultation with ArriVent (it being understood and agreed that InnoCare shall provide to ArriVent the informed consent form and any updates thereto during the Term). InnoCare shall ensure informed consent of all subjects in the Clinical Study is obtained in accordance with Applicable Law. InnoCare will ensure that such consent provides any legally required consent for the collection and use of data for research and development of the ArriVent Compound, the InnoCare Compound, and the combination thereof. Further, such consent shall not represent that ArriVent or any of its Affiliates or Allist is the sponsor of the Clinical Study.

5	Adverse Event Reporting.

5.1            Safety Data Exchange Agreement (SDEA). InnoCare shall be solely responsible for compliance with all Applicable Laws pertaining to safety reporting for the Clinical Study; provided that ArriVent shall retain, and comply with, its safety reporting obligations for the ArriVent Compound in accordance with Applicable Laws. The Parties (or their respective Affiliates) shall execute a safety data exchange agreement (the “SDEA”) prior to the initiation of clinical activities under the Clinical Study, but in any event within [***] after the Effective Date of this Agreement, to ensure the exchange of relevant safety data, including provision by InnoCare of all defined safety data related to the ArriVent Compound arising from the performance of the Clinical Study, within appropriate timeframes and in an appropriate format to enable each Party to fulfill its local and international regulatory reporting obligations and to facilitate appropriate safety reviews. The SDEA shall include safety data exchange procedures governing the collection, monitoring, reporting, and exchange of adverse event information, pregnancy reports, and other safety information arising from or related to the use of the ArriVent Compound, consistent with Applicable Laws. In the event of any inconsistency between the terms of this Agreement and the SDEA, the terms of this Agreement shall supersede, except for issues related to safety data exchange procedures.

6	Costs of Collaboration.

6.1            Cost Sharing. The Parties shall equally share costs (both internal FTE Costs and out-of-pocket expenses) incurred associated with the Clinical Study (the “Clinical Study Costs”) in accordance with the budget for the Clinical Study (the “Clinical Study Budget”) as attached hereto in Schedule 6.1, provided that ArriVent shall supply the ArriVent Compound to InnoCare for use in the Collaboration [***] and InnoCare shall supply the InnoCare Compound for use in the Collaboration [***]. The Clinical Study Budget shall be agreed upon by the Parties before conducting the Clinical Study.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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6.2            Reports. With respect to Clinical Study Costs incurred by the Parties in connection with the conduct of the Clinical Study, within [***] following the end of each [***] during which any such Clinical Study Costs are incurred, each Party shall submit to the other Party a written report (format to be determined by both Parties) setting forth in reasonable detail all Clinical Study Costs incurred by each such Party over such [***] which report shall include a reasonable itemized breakdown of all Clinical Study Costs accompanied by relevant supporting documentation, including documentation for out-of-pocket expenses and accounting of its FTE Costs. For clarity, any activities related to alliance management, contractual legal discussions, as well as joint clinical discussions that require participation and contributions of both Parties, shall be excluded from Clinical Study Costs and therefore shall not be charged to the other Party.

6.3            Reconciliation Payments. Within [***] following the receipt by each Party of such written reports setting forth the actual amounts of Clinical Study Costs incurred by the other Party, the Parties shall discuss and determine the calculation of the net amount owed by one Party to the other Party in order to ensure the appropriate equal sharing of such Clinical Study Costs. The Party that is due for reimbursement of Clinical Study Costs shall invoice the other Party within [***] of such determination. PRC local exchange rate will be applied at the time of invoice. Such payments by one Party to reimburse the other Party’s expenditures for Clinical Study Costs shall be payable [***] following receipt of the invoice. Any Clinical Study Costs incurred in excess of the agreed upon Clinical Study Budget shall be subject to Section 4 below.

6.4            Overruns. Each Party shall notify the other Party promptly upon becoming aware that the anticipated Clinical Study Costs to be incurred by such Party shall be in excess of the Clinical Study Budget. Thereafter the Parties shall discuss the causes of any such increase and evaluate potential mitigation measures to prevent a further increase of Clinical Study Costs.

6.4.1            To the extent, based on this discussion, that the Parties conclude that the anticipated amount of the Clinical Study Costs is likely not to exceed [***] percent ([***]%) of the Clinical Study Budget (the “Permitted Overage”), such anticipated or actual Clinical Study Costs shall be included for the purposes of determining the amounts to be paid from one Party to the other Party in order for the Parties to equally share the Clinical Study Costs , provided that such costs are not incurred as a result of any breach of this Agreement by a Party.

6.4.2            If either Party foresees that the anticipated amount of the applicable Clinical Study Costs is likely to exceed the Permitted Overage, both Parties shall review, discuss and determine in good faith whether to approve the excess costs. If the Parties fail to reach a consensus decision to jointly undertake the excess costs or are unable to reach an agreement on mitigation measures to prevent the excess costs, [***], InnoCare shall have the sole right to make the final decision on the matters relating to the overruns of the Clinical Study Costs. If ArriVent does not agree with InnoCare’s final decision, ArriVent may opt out of participation in the Clinical Study past the Permitted Overage, provided that ArriVent shall not have rights (including rights to receive and any ownership rights) to Clinical Study Results generated after the date of ArriVent’s opt-out, including Raw Data and Clinical Study Report. InnoCare will submit to ArriVent on or after the opt-out date an invoice of Clinical Study Costs accrued prior to the opt-out date and not already reimbursed by ArriVent. ArriVent will pay to InnoCare [***]% of all undisputed amounts set forth in such invoice no later than [***] following receipt of the invoice. InnoCare will not be required to return any ArriVent Compound and ArriVent will cooperate with InnoCare to facilitate InnoCare’s purchase of any additional ArriVent Compound directly from Allist. For clarity, nothing in this Section 6.4.2 will serve to modify Section 9.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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7	Taxes

Without limiting such provisions, for all transactions and reimbursements pursuant to this Agreement, each Party will be the withholding and reporting entity of all local Value-Added Tax (VAT) and bear the related VAT cost. Neither InnoCare nor ArriVent shall be responsible for Corporate Income Tax (CIT) imposed by the other Party’s local government authority. If either Party’s local government authority determines any reimbursements due to the other Party are subject to CIT, the local Party shall make reasonable efforts to engage in discussions with its local government authority to avoid the imposition of such CIT on the other Party. All amounts due pursuant to this Agreement shall be paid without reduction for any taxes.

8	Supply and Use of the Compound.

8.1            Supply Overview. Subject to the terms and conditions of this Agreement, ArriVent shall be responsible for supplying an agreed upon reasonable quantities of the ArriVent Compound that are necessary to complete the Clinical Study, in accordance with the Specifications for the ArriVent Compound; and InnoCare shall be responsible for supplying an agreed upon reasonable quantities of the InnoCare Compound that are necessary to complete the Clinical Study, in accordance with the Specifications for the InnoCare Compound. If the Protocol is modified in accordance with Article 4 in such a manner that may affect the quantities of ArriVent Compound or InnoCare Compound to be provided or the timing for providing such quantities, the Parties shall amend the Agreement to reflect any changes required to be consistent with the Protocol by mutual agreement. Schedule 8.1 sets forth the estimated amount of ArriVent Compound required for the Clinical Study.

8.2            Supply Terms. InnoCare acknowledges and agrees that ArriVent may have Allist supply InnoCare the ArriVent Compound pursuant to the supply agreement between ArriVent and Allist (“Allist Supply Agreement”). The Allist Supply Agreement is attached hereto as Schedule 8.2. [***].

8.3            Clinical Quality Agreement. Within [***] after the Effective Date of this Agreement, but in any event before any supply of ArriVent Compound and InnoCare Compound hereunder, the Parties (or their respective Affiliates or CMOs) shall enter into a quality agreement that shall address and govern issues related to the quality of the ArriVent Compound and InnoCare Compound for use in the Clinical Study (the “Clinical Quality Agreement”). In the event of any inconsistency between the terms of this Agreement and the Clinical Quality Agreement, the terms of this Agreement shall control, except for issues related to quality control and procedures.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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8.4            Use, Handling and Storage of ArriVent Compounds. [***] shall be responsible for delivering [***] sites for use in the Clinical Study. To the extent required by Applicable Laws, for [***] any additional packaging and labelling of the ArriVent Compound. [***] shall be responsible for storage and maintenance [***] shall: (a) use the ArriVent Compound [***] (b) not use such ArriVent Compound [***] (c) use, store, transport, handle and dispose of such ArriVent Compound in compliance with Applicable Law and the Clinical Quality Agreement, as well as any written instructions provided to InnoCare in writing by ArriVent; (d) [***].

8.5            Records; Audit Rights. [***] shall keep complete and accurate records pertaining to its use and disposition of the ArriVent Compound [***]. During the Term of this Agreement, [***] shall provide or make such records accessible to review by [***] or its designee [***], to the extent legally permissible, [***].

9	Intellectual Property.

9.1            Ownership of Background IP. As between the Parties, each Party shall own and retain all right, title and interest in and to its Background IP, and neither Party shall receive any rights under the other Party’s Background IP, except as expressly set forth in the Agreement.

9.2            Ownership of Inventions. As between the Parties, (a) InnoCare shall exclusively own any and all Inventions related solely to the InnoCare Compound, and all Intellectual Property rights therein (“InnoCare Inventions”), (b) ArriVent shall exclusively own any Inventions related solely to the ArriVent Compound, and all Intellectual Property rights therein (“ArriVent Inventions”), and (c) the Parties shall jointly own any Inventions that are not ArriVent Inventions or InnoCare Inventions, and all Intellectual Property rights therein, including Inventions relating to or covering the [***] (collectively, “Collaboration Inventions”), with each Party owning undivided half interest in and to the Collaboration Inventions, with the right to exploit, practice and license the Collaboration Inventions without the consent of, or any obligation to account to, the other Party, provided that such right shall be subject to other terms of this Agreement, including the restrictions on the use and disclosure of Clinical Study Results as set forth in Section 3.8.2.

9.3            Assignment; Further Assurances.

9.3.1            ArriVent Inventions. InnoCare shall promptly disclose to ArriVent all ArriVent Inventions made by or on behalf of InnoCare. InnoCare shall assign, and hereby assigns, to ArriVent all of InnoCare’s rights, title and interest in and to the ArriVent Inventions. InnoCare agrees to sign, execute and acknowledge or cause to be signed, executed and acknowledged, at ArriVent’s expense, any and all documents and to perform such acts as may be reasonably requested by ArriVent for the purposes of perfecting the foregoing assignments. For clarity, the aforementioned acts do not include the undertaking of additional scientific experiments or studies or actions that could reasonably be performed by ArriVent.

9.3.2            InnoCare Inventions. ArriVent shall promptly disclose to InnoCare all InnoCare Inventions, made by or on behalf of ArriVent. ArriVent shall assign, and hereby assigns, to InnoCare all of ArriVent’s rights, title and interest in and to the InnoCare Inventions. ArriVent agrees to sign, execute and acknowledge or cause to be signed, executed and acknowledged, at InnoCare’s expense, any and all documents and to perform such acts as may be reasonably requested by InnoCare for the purposes of perfecting the foregoing assignments. For clarity, the aforementioned acts do not include the undertaking of additional scientific experiments or studies or actions that could reasonably be performed by InnoCare.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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9.3.3            Collaboration Inventions. Each Party shall promptly disclose to the other Party all Collaboration Inventions made by or on behalf of the disclosing Party. Each Party shall assign, and hereby assigns, to the other Party half of its rights, title and interest in and to the Collaboration Inventions. Each Party agrees to sign, execute and acknowledge or cause to be signed, executed and acknowledged, at the other Party’s expense, any and all documents and to perform such acts as may be reasonably requested by such other Party for the purposes of perfecting the foregoing assignments. For clarity, the aforementioned acts do not include the undertaking of additional scientific experiments or studies or actions that could reasonably be performed by the requesting Party.

9.4            IP Management.

9.4.1            Definitions. As used in this Section 9.4, “prosecution” includes (a) all communication and other interaction with any patent office or patent authority having jurisdiction over a patent application in connection with pre-grant proceedings and (b) interferences, reexaminations, reissues, oppositions, and the like.

9.4.2            ArriVent Patent Rights. ArriVent shall have the sole right to file Patent applications claiming ArriVent Inventions and to prosecute, maintain, enforce and defend such Patent applications and the resulting Patents.

9.4.3            InnoCare Patent Rights. InnoCare shall have the sole right to file Patent applications claiming InnoCare Inventions and to prosecute, maintain, enforce and defend such Patent applications and the resulting Patents.

9.4.4            Collaboration Invention. Neither Party shall [***] without the Parties’ mutual agreement, provided that if [***]; provided further that, for clarity, such resulting [***]. In the event a Party [***] without the written agreement of the other Party in accordance with this Section 9.4.4, [***]. Unless specified above, all decisions and actions regarding filing a Collaboration Invention, and the prosecution and maintenance of any patent application filed (or maintained) by the Parties, and the maintenance, defense and enforcement of any patent issuing thereon, [***] unless otherwise agreed in writing [***].

10	License Grants.

10.1            Each Party hereby grants to the other Party a non-exclusive, worldwide, royalty-free, fully paid-up, transferrable and sublicensable license to the granting Party’s Background IP solely for the purpose of conducting the Clinical Study.

10.2            Each Party hereby grants the other Party a perpetual, non-exclusive, worldwide, royalty-free, fully paid-up, transferrable and sublicensable license under its interest in the Collaboration Inventions solely for such other Party to exploit and practice all rights under the Collaboration Inventions, provided that such right shall be subject to the restrictions on the use and disclosure of Clinical Study Results as set forth in Section 3.8.2.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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10.3            Except as expressly set forth in this Agreement, neither Party, by virtue of this Agreement, shall acquire any license or other interest, by implication or otherwise, in any Intellectual Property rights or materials owned or controlled by the other Party or its Affiliates.

11	Confidentiality.

11.1            Confidential Information. Each of InnoCare and ArriVent, as the Receiving Party agrees to hold in confidence any Confidential Information provided by or on behalf of the other Party, and neither Party shall use, disclose, or otherwise provide access to Confidential Information of the other Party except as reasonably necessary to fulfill such Party’s obligations or exercise its rights under this Agreement. Each Party agrees to take reasonable steps to protect the other Party’s Confidential Information from unauthorized use or disclosure. The foregoing confidentiality, non-use, and non-disclosure obligations of the Parties shall not apply to that portion of Disclosing Party’s Confidential Information which the Receiving Party can establish by competent proof was: (a) known to it at the time of disclosure hereunder, (b) is or becomes publicly known other than through any fault of the Receiving Party, (c) was in its possession at the time of disclosure hereunder, (d) was lawfully received by it on a non-confidential basis from a Third Party who did not obtain such information either directly or indirectly from the Disclosing Party, or (e) was subsequently and independently developed by or on behalf of the Receiving Party without use of or reference to Disclosing Party’s Confidential Information. Without limiting the foregoing, the Receiving Party may not, without the prior written permission of the Disclosing Party, disclose any Confidential Information of the Disclosing Party to any Third Party except to the extent disclosure (i) is required by Applicable Law (including as permitted by Section 11.5); (ii) is made in accordance with the terms of this Agreement to exercise the Receiving Party’s rights or fulfill its obligations hereunder; or (iii) is necessary for the conduct of the Clinical Study; provided that before making any such disclosure pursuant to clause (i), the Receiving Party shall provide reasonable advance notice to the Disclosing Party sufficient to allow the Disclosing Party the opportunity to seek a protective order or other appropriate remedy and/or waive compliance, in whole or in part, with the terms of this Agreement. Each Party shall have the right to disclose this Agreement to actual or potential investors, lenders, advisors, collaborators, acquirers and licensees as it reasonably necessary for due diligence purposes, provided that each such recipient is subject to obligations of confidentiality, non-use and non-disclosure at least as protective of such information as this Article 11.

11.2            Specific Items of Confidential Information. Without limiting the foregoing: (a) all Inventions that are solely owned by a Party shall constitute the Confidential Information of such Party; and (b) all Clinical Study Results and the existence and material terms of this Agreement constitute the Confidential Information of both of the Parties.

11.3            Personally Identifiable Data. All Confidential Information containing personally identifiable data shall be handled in accordance with all Applicable Laws pertaining to data protection and privacy and any applicable informed consents pursuant to which such data was collected.

11.4            Return or Destruction of Confidential Information. Upon termination or expiration of this Agreement, each Party and its Affiliates shall promptly return to the Disclosing Party or destroy, at the Disclosing Party’s direction, any Confidential Information belonging to the Disclosing Party; provided, however that the Receiving Party may retain one copy of such Confidential Information, solely for purposes of exercising the Receiving Party’s surviving rights hereunder, satisfying its obligations hereunder or complying with any legal proceeding or requirement with respect thereto, and provided further that the Receiving Party shall not be required to erase electronic files created in the ordinary course of business during automatic system back-up procedures pursuant to its electronic record retention and destruction practices that apply to its own general electronic files and information so long as such electronic files are (a) maintained only on centralized storage servers (and not on personal computers or devices), (b) not accessible by any of its personnel (other than its information technology specialists), and (c) are not otherwise accessed subsequently except with the written consent of the Disclosing Party or as required by law or legal process. Such retained copies of Confidential Information shall remain subject to the confidentiality and non-use obligations herein.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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11.5            Securities Laws Disclosures. The Parties hereby acknowledge and agree that either Party may be required by Applicable Laws to submit a copy of, or description of, this Agreement to the U.S. Securities and Exchange Commission (the “SEC”) or any national or sub-national securities regulatory body in any jurisdiction (collectively, the “Securities Regulators”). If a Party is required by Applicable Laws to submit a description of the terms of this Agreement to and/or file a copy of this Agreement with any Securities Regulator, such Party agrees to consult and coordinate with the other Party with respect to such disclosure and/or the preparation and submission of a confidential treatment request for this Agreement.  Notwithstanding the foregoing, if a Party is required by Applicable Laws to submit a description of the terms of this Agreement to and/or file a copy of this Agreement with any Securities Regulator and such Party has (a) promptly notified the other Party in writing of such requirement and any respective timing constraints, (b) provided copies of the proposed disclosure or filing to the other Party reasonably in advance of such filing or other disclosure and (c) given the other Party a reasonable time under the circumstances to comment upon and request confidential treatment for such disclosure, then such Party shall have the right to make such disclosure or filing at the time and in the manner reasonably determined by its counsel to be required by Applicable Laws or the applicable Securities Regulator.  If a Party seeks to make a disclosure or filing as set forth in this Section 11.5 and the other Party provides comments within the respective time periods or constraints specified herein, the Party seeking to make such disclosure or filing shall in good faith consider incorporating such comments.

11.6            Survival of Confidentiality Obligations. The confidentiality, non-use and non-disclosure obligations of the Parties set forth in this Article 11 shall survive for [***] after the expiration or termination of this Agreement.

12	Publications; Press Releases.

12.1            Clinical Trial Registry. InnoCare may register the Clinical Study with the Clinical Trials Registry located at www.clinicaltrials.gov and www.cde.org.cn in accordance with Applicable Law.

12.2            Publication. Neither Party shall publish the Clinical Study Results without the other Party’s prior written consent, subject to a Party’s right to file a patent application for a Collaboration Invention as provided under Section 9.4.4.  InnoCare shall require that each investigator and site participating in the Clinical Study refrain from any publication of the Clinical Study Results without InnoCare’s prior written consent, which will not be provided without ArriVent’s prior written consent pursuant to this Section 12.2.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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12.3            Press Releases. The Parties may mutually agree on the content and timing of a press release within a reasonable time following the Effective Date of this Agreement. Thereafter, unless otherwise required by Applicable Law (including as permitted by Section 11.5) or as expressly permitted hereunder, neither Party shall make any public announcement concerning this Agreement without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed. To the extent a Party desires to make such public announcement, such Party shall provide the other Party with a draft thereof at least [***] prior to the date on which such Party would like to make the public announcement.

13	Representations and Warranties.

13.1            Due Authorization. Each of InnoCare and ArriVent represents and warrants to the other that: (a) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (b) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (c) this Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms.

13.2            ArriVent Compound. ArriVent hereby represents and warrants to InnoCare that as of the Effective Date: ArriVent has the full right, power and authority to (a) grant all of the licenses granted to InnoCare under this Agreement and (b) to supply the ArriVent Compound to InnoCare for the uses contemplated herein.

13.3            InnoCare Compound. InnoCare hereby represents and warrants to ArriVent that as of the Effective Date: InnoCare has the full right, power and authority to (a) grant all of the licenses granted to ArriVent under this Agreement and (b) use the InnoCare Compound for the uses contemplated herein.

13.4            Results. Neither Party makes any representations or warranties that the Clinical Study shall lead to any particular results, nor is the success of the Clinical Study guaranteed.

13.5            Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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14	Indemnification; Limitation of Liability.

14.1            Indemnification.

14.1.1            Indemnification by ArriVent. ArriVent agrees to defend, indemnify and hold harmless InnoCare, its Affiliates, and its and their employees, directors, contractors and agents (each, an “InnoCare Indemnitee”) from and against any loss, damage, reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with any claim, proceeding, or investigation by a Third Party (each, a “Claim”) against such InnoCare Indemnitee, to the extent such Claim was caused by or resulting from (a) negligence or willful misconduct by ArriVent; (b) a breach by ArriVent of this Agreement; (c) a breach of Applicable Law by ArriVent in connection with this Agreement; or (d) ArriVent’s use of the Clinical Study Results, Clinical Study Reports, or Inventions; provided in each case that ArriVent shall not be obligated to indemnify InnoCare pursuant to this Section 14.1.1 to the extent that any such Claim is caused by (x) the negligence or willful misconduct by InnoCare, (y) a breach of Applicable Law by InnoCare in connection with this Agreement; or (z) breach of this Agreement by InnoCare.

14.1.2            Indemnification by InnoCare. InnoCare agrees to defend, indemnify and hold harmless ArriVent, its Affiliates, and its and their employees and directors (each, a “ArriVent Indemnitee” and, together with the InnoCare Indemnitees, the “Indemnitees”) from and against any from and against any Claim against such ArriVent Indemnitee to the extent that such Claim was caused by or resulting from (a) negligence or willful misconduct by InnoCare; (b) a breach by InnoCare of this Agreement; (c) a breach of Applicable Law by InnoCare in connection with this Agreement; or (d) InnoCare’s use of the Clinical Study Results, Clinical Study Reports, or Inventions; provided in each case that InnoCare shall not be obligated to indemnify ArriVent pursuant to this Section 14.1.2 to the extent that any such Claim is caused by (x) the negligence or willful misconduct by ArriVent, (y) a breach of Applicable Law by ArriVent in connection with this Agreement; or (z) breach of this Agreement by ArriVent.

14.2            Procedure. The obligations of ArriVent and InnoCare under Section 14.1 are conditioned upon the delivery of written notice from the Indemnitee to the indemnifying Party of any potential Claim within a reasonable time after a Party becomes aware of such potential Claim. The indemnifying Party shall have the right to assume the defense of such Claim; provided that the indemnified Party may assume control of such defense to the extent the indemnifying Party does not do so in a timely manner, at the indemnifying Party’s cost and expense. If the indemnifying Party controls the defense of the Claim, the indemnified Party may participate in the defense thereof, with its own counsel, at its sole cost and expense. The Party controlling such defense (the “Defending Party”) shall keep the other Party (the “Other Party”) advised of the status of such Claim and the defense thereof and shall consider recommendations made by the Other Party with respect thereto. The Defending Party shall not agree to any settlement of such Claim without the prior written consent of the Other Party, which shall not be unreasonably withheld, conditioned or delayed. The Defending Party, but solely to the extent the Defending Party is also the indemnifying Party, shall not agree to any settlement of such Claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Other Party from all liability with respect thereto or that imposes any liability or obligation on the Other Party without the prior written consent of the Other Party.

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14.3            Subject Injury. As between the Parties, [***] shall not be liable to any Clinical Study subject for any injury, illness or side effect experienced or alleged to be experienced by such subject due to the subject’s participation in the Clinical Study, including any injury, illness or side effect caused by (a) any negligence or misconduct of [***], (b) [***], or (c) [***].

14.4            Insurance. [***] shall maintain, during the Term and for a commercially reasonable period thereafter, insurance that is of a type and in an amount sufficient to cover its liabilities and obligations hereunder, including its indemnification obligations. Each Party shall provide to the other Party certificates of such insurance upon request. [***].

14.5            LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY (OR ANY OF ITS AFFILIATES OR SUBCONTRACTORS) BE LIABLE TO THE OTHER PARTY UNDER ANY THEORY FOR, NOR SHALL ANY INDEMNIFIED PARTY HAVE THE RIGHT TO RECOVER, ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR OTHER SIMILAR DAMAGES IN CONNECTION WITH THIS AGREEMENT, EXCEPT THAT SUCH LIMITATION SHALL NOT APPLY TO DAMAGES PAID OR PAYABLE TO A THIRD PARTY BY AN INDEMNIFIED PARTY FOR WHICH THE INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION HEREUNDER OR WITH RESPECT TO DAMAGES ARISING OUT OF OR RELATED TO A PARTY’S BREACH OF ARTICLE 11.

15	Term and Termination.

15.1            Term. The term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until delivery of the Collaboration Report, unless terminated earlier by either Party pursuant to this Article 15 (the “Term”).

15.2            Termination for Material Breach. Either Party may terminate this Agreement if the other Party commits a material breach of this Agreement, and such material breach continues for [***] after receipt of written notice thereof from the non-breaching Party.

15.3            Other Termination. In the event that a Party in good faith believes that there is a material safety issue in the conduct of the Clinical Study and notifies the other Party in writing of the grounds for such belief, the Parties shall promptly negotiate changes to the Protocol requested by the first party to address such safety issue reasonably and in good faith. If the Parties fail to agree on and incorporate any such changes to the reasonable satisfaction of each Party, either Party may terminate this Agreement immediately upon written notice to the other Party. Further, ArriVent may terminate this Agreement as of the date of its opt-out pursuant to Section 6.4.2.

15.4            Return of ArriVent Compound. In the event that this Agreement is terminated, or in the event InnoCare remains in possession (including through any Affiliate or Subcontractor) of ArriVent Compound at the time this Agreement expires, except as set forth in Section 6.4.2, InnoCare shall, at ArriVent’s sole discretion, promptly either return or destroy all unused ArriVent Compound provided to InnoCare hereunder, pursuant to ArriVent’s instructions.

15.5            No Prejudice. Termination of this Agreement shall be without prejudice to any claim or right of action of either Party against the other Party for any prior breach of this Agreement.

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15.6           Effects of Termination. The following provisions shall survive the expiration or termination of this Agreement: Sections 3.8, 5, 6, 7, 9, 10.2, 11, 12, 14, 15.6 and 16. Except as expressly set forth herein, all rights and obligations of the Parties shall terminate on the expiration or termination of this Agreement.

16	Miscellaneous.

16.1            Use of Name. Except as otherwise provided herein or as required by Applicable Law or for the performance of the Clinical Study, neither Party shall have any right, express or implied, to use in any manner the name or other designation of the other Party or any other trade name, trademark or logo of the other Party for any purpose in connection with the performance of this Agreement without the other Party’s prior written consent.

16.2            Force Majeure. If, in the performance of this Agreement, one of the Parties is prevented, hindered or delayed by reason of any cause beyond such Party’s reasonable control (e.g., war, riots, fire, strike, acts of terror, governmental laws), such Party shall be excused from performance to the extent that it is so prevented, hindered or delayed (“Force Majeure”). The non-performing Party shall notify the other Party of such Force Majeure within [***] after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform.

16.3            Entire Agreement; Amendment; Waiver. This Agreement, together with the Appendices and Schedules hereto and the Related Agreements, constitutes the sole, full and complete agreement by and between the Parties with respect to the subject matter of this Agreement, and all prior agreements, understandings, promises and representations, whether written or oral, with respect thereto are superseded by this Agreement. In the event of a conflict between a Related Agreement and this Agreement, the terms of this Agreement shall control. No amendments, changes, additions, deletions or modifications to or of this Agreement shall be valid unless reduced to writing and signed by the Parties hereto. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

16.4            Assignment and Affiliates. Neither Party shall assign or transfer this Agreement without the prior written consent of the other Party, not to be unreasonably withheld, conditioned or delayed; provided, however, that either Party may assign or transfer all or any part of this Agreement to one or more of its Affiliates or to a successor in interest to or acquirer of all or substantially all of its business or assets related to this Agreement without the prior written consent of the other Party. Each assignee shall agree in writing to assume all obligations of the assigning Party under this Agreement. Any purported assignment in violation of this Section 16.4 shall be null and void.

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16.5            Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision. In lieu of the illegal, invalid or unenforceable provision, the Parties shall negotiate in good faith to agree upon a reasonable provision that is legal, valid and enforceable to carry out as nearly as practicable the original intention of the entire Agreement.

16.6            Governing Law; Dispute Resolution.

16.6.1            This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to its choice of law principles. The Parties shall attempt in good faith to settle all disputes arising out of or in connection with this Agreement in an amicable manner. Any claim, dispute or controversy arising out of or relating to this Agreement, including the breach, termination or validity hereof or thereof, shall be resolved in the state and federal courts located in San Francisco, California.

16.6.2            Nothing contained in this Agreement shall deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed or maintained notwithstanding any ongoing discussions between the Parties.

16.7            Notices. All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by email (deemed delivered upon receipt of a confirmatory email by the receiving Party), or sent by internationally-recognized overnight courier addressed as follows:

If to InnoCare, to:

Building 8, No. 8 Life Science Park Road

ZGC Life Science Park, Changping District

Beijing 102206 PR China

Attention: [***]

Email: [***]

With copies to:

Beijing InnoCare Pharma Tech Co., Ltd.

Attention: Legal Department

Email: [***]

If to ArriVent, to:

ArriVent BioPharma Inc.

18 Campus Blvd.,

Suite 100

Newtown Square, PA 19073-3269

Attention:     [***]

Email:            [***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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With copies to:

ArriVent BioPharma Inc.

Attn: Legal

Email: [***]

16.8            Relationship of the Parties. The relationship between the Parties is and shall be that of independent contractors, and does not and shall not constitute a partnership, joint venture, agency or fiduciary relationship. Neither Party shall have the authority to make any statements, representations or commitments of any kind, or take any actions, that are binding on the other Party, except with the prior written consent of the other Party to do so. All Persons employed by a Party shall be the employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

16.9            Counterparts and Due Execution. This Agreement and any amendment may be executed in any number of counterparts (including by way of facsimile or electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, notwithstanding any electronic transmission, storage and printing of copies of this Agreement from computers or printers. When executed by the Parties, this Agreement shall constitute an original instrument, notwithstanding any electronic transmission, storage and printing of copies of this Agreement from computers or printers. For clarity, facsimile signatures and signatures transmitted via PDF shall be treated as original signatures.

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IN WITNESS WHEREOF, the respective representatives of the Parties have executed this Agreement as of the Effective Date.

ArriVent BioPharma Inc.

By:	/s/ Zhengbin (Bing Yao)

Zhengbin (Bing Yao)
Name

CEO
Title

7/13/2023
Date

Beijing InnoCare Pharma Tech Co., Ltd.

By:	/s/ Jisong Cui

Jisong Cui
Name

CEO
Title

Date

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Schedule 4.1 Protocol Synopsis

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1.2	[***]

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1.3	[***]

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 6.1 Clinical Study Budget

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Schedule 8.1 Estimated Amount of Clinical Supply

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Schedule 8.2 Allist Supply Agreement

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